Other Financial Instruments, Derivatives and Currency Risk - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Offsetting [Abstract]
Net investment in U.S. dollar functional currency	$ 1,700
F/X result on net investment hedge instruments	68	26
Amount resulting from ineffectiveness of net investment hedge accounting recognized	0	0
Long-term debt	3,281	3,185
Percentage of increased interest rate related to long-term debt	1.00%
Increase in interest expense for every percentage increase in interest rate	3
Percentage of decreased interest rate related to long-term debt	1.00%
Decrease in interest expense for every percentage decrease in interest rate	$ 1